                                                                    EXHIBIT 99.2

         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed balance sheet as of December 31, 1999, combines the historical consolidated balance sheets of National Commerce Bancorporation (NCBC) and CCB Financial Corporation (CCB) as if the merger of CCB into NCBC had been effective on December 31, 1999, after giving effect to certain estimated adjustments. The unaudited pro forma combined condensed statements of income for the years ended December 31, 1999, 1998 and 1997 present the combined results of operations of NCBC and CCB as if the merger of CCB into NCBC had been effective at the beginning of the earliest period presented. The unaudited pro forma combined condensed financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements of NCBC and CCB.

The unaudited pro forma combined condensed financial information reflects the application of the pooling-of-interests method of accounting for the merger. Under this method of accounting, the recorded assets, liabilities, stockholders' equity, income and expenses of NCBC and CCB are combined and reflected at historical amounts. You should not assume that NCBC and CCB would have achieved the pro forma combined results if they had actually been combined during the periods presented.

The combined company expects to incur merger and other non-recurring expenses as a result of the merger and to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any direct costs or potential savings which are expected to result from the consolidation of the operations of NCBC and CCB, are not necessarily indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

                       NATIONAL COMMERCE BANCORPORATION

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               DECEMBER 31, 1999
                                (IN THOUSANDS)

                                                                           (4)          (2) (5)              (6)
                                                                                       Pro Forma          Pro Forma
                                                         NCBC              CCB         Adjustments         Combined
                                                    ----------         ----------      -----------        ----------
                Assets
                ------
Cash and cash equivalents                           $  261,296         $  400,989               -         $   662,285
Available-for-sale securities                          553,928          1,563,120               -           2,117,048
Held-to-maturity securities                          1,759,383             73,370               -           1,832,753
Trading account securities                              30,294                  -               -              30,294
Net loans                                            3,926,192          5,876,918               -           9,803,110
Premises and equipment, net                             47,830            113,858               -             161,688
Other assets                                           227,250            158,043               -             385,293
---------------------------------------------------------------------------------------------------------------------
 Total assets                                       $6,806,173         $8,186,298               -         $14,992,471
=====================================================================================================================

    Liabilities and Stockholders' Equity
    ------------------------------------

Deposits                                            $4,495,900         $6,717,025               -         $11,212,925
Short-term borrowings                                  883,038            329,670               -          1,112,708
Federal Home Loan Bank Advances                        714,335                  -               -           1,110,272
Accounts payable and accrued liabilities                99,241             90,720          89,100             279,061
Long-term debt                                           6,372             28,922               -              39,357
                                                    -----------------------------------------------------------------
Total liabilities                                    6,198,886          7,466,337          89,100          13,754,323

Capital trust pass-through securities                   49,909                  -               -              49,909

Stockholders' equity
Common Stock                                           216,446            197,900          (3,959)            410,387
Additional Paid In Capital                              90,230             29,690           3,959             123,879
Retained Earnings                                      253,940            506,092         (89,100)            670,932
Accumulated other comprehensive loss                    (3,238)           (13,721)              -             (16,959)
                                                    -----------------------------------------------------------------
Total stockholders' equity                             557,378            719,961         (89,100)          1,188,239
                                                    -----------------------------------------------------------------
Total liabilities and stockholders' equity          $6,806,173         $8,186,298               -         $14,992,471
                                                    =================================================================

The accompanying notes are an integral part of the unaudited pro forma combined condensed financial information.

                       NATIONAL COMMERCE BANCORPORATION

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                         YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                       (4)         (2)       (3)         (6)
                                                          Pro Forma   Pro Forma
                                      NCBC         CCB   Adjustments   Combined
                                  ---------------------------------------------
Interest Income:

Loans                              $311,293     $478,908    $   -      $790,201

Securities:

Taxable                             136,424       91,529                227,953

Non-Taxable                          12,108        4,360                 16,468
                                   --------------------------------------------
                                    148,532       95,889        0       244,421

Other                                 8,203       14,802                 23,005
                                   --------------------------------------------

Total interest income               468,028      589,599        0     1,057,627

Interest Expense:

Deposits                            158,477      232,767                391,244

Borrowings                           73,013       24,780                 97,793
                                   --------------------------------------------

Total interest expense              231,490      257,547        0       489,037
                                   --------------------------------------------

Net interest income                 236,538      332,052        0       568,590

Provision for loan losses            15,206       14,296                 29,502
                                   --------------------------------------------
Net interest income after
  provision for loan losses         221,332      317,756        0       539,088

Other income:

Trust service income                 10,139       12,574                 22,713

Service charges on deposits          21,705       61,831                 83,536

Other service charges and fees       20,674       24,672                 45,346

Broker/dealer revenue                18,092            -                 18,092

Investment securities gains
    (losses)                         (1,789)       1,378                   (411)

Other                                23,693       57,999                 81,692
                                   --------------------------------------------
Total other income                   92,514      158,454        0       250,968

Other Expenses:

Salaries and employee benefits       76,343      136,305                212,648

Occupancy expense                    14,086       17,331                 31,417

Furniture and equipment expense       7,500       17,713                 25,213

Other                                57,329       72,687                130,016
                                   --------------------------------------------
Total other expenses                155,258      244,036        0       399,294
                                   --------------------------------------------
Income before income taxes          158,588      232,174        0       390,762

Income taxes                         51,354       81,351                132,705
                                   --------------------------------------------
Net income                         $107,234     $150,823    $   -      $258,057
                                   ============================================
 Net income per common
    share - basic                  $   1.00     $   3.77               $   1.26
                                   ============================================
 Net income per common
    share - diluted                $   0.99     $   3.74               $   1.24
                                   ============================================
Weighted average shares
    outstanding - basic             106,749       39,944   57,919       204,612
                                   ============================================
Weighted averages shares
    outstanding - diluted           108,823       40,315   58,457       207,595
                                   ============================================

The accompanying notes are an integral part of the unaudited pro forma combined condensed financial information.

                       NATIONAL COMMERCE BANCORPORATION

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                         YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                   (4)          (2)        (3)         (6)
                                                        Pro Forma   Pro Forma
                                   NCBC          CCB   Adjustments  Combined
                                ---------------------------------------------
       Interest Income:

Loans                           $275,890      $470,664    $     -    $746,554

Securities:

Taxable                          110,649        83,754                194,403

Non-Taxable                        8,451         4,738                 13,189
                                ---------------------------------------------
                                 119,100        88,492          0     207,592

Other                              8,118        18,270                 26,388
                                ---------------------------------------------
Total interest income            403,108       577,426          0     980,534

Interest Expense:

Deposits                         142,967       232,609                375,576

Borrowings                        57,245        21,953                 79,198
                                ---------------------------------------------
Total interest expense           200,212       254,562          0     454,774
                                ---------------------------------------------

Net interest income              202,896       322,864          0     525,760

Provision for loan losses         10,079        15,884                 25,963
                                ---------------------------------------------
Net interest income after
  provision for loan losses      192,817       306,980          0     499,797

Other income:

Trust service income              10,135        10,221                 20,356

Service charges on deposits       19,747        54,117                 73,864

Other service charges and fees    17,500        19,661                 37,161

Broker/dealer revenue             20,441             -                 20,441

Investment securities gains          224         2,178                  2,402

Other                             19,945        26,904                 46,849
                                ---------------------------------------------
Total other income                87,992       113,081          0     201,073

Other Expenses:

Salaries and employee benefits    70,712       124,419                195,131

Occupancy expense                 12,643        15,890                 28,533

Furniture and equipment expense    6,265        14,522                 20,787

Other                             59,279        75,386                134,665
                                ---------------------------------------------
Total other expenses             148,899       230,217          0     379,116
                                ---------------------------------------------
Income before income taxes       131,910       189,844          0     321,754

Income taxes                      43,890        68,632                112,522
                                ---------------------------------------------

Net income                       $88,020      $121,212      $   -    $209,232
                                =============================================

 Net income per common
    share - basic                $  0.85      $   2.96          -    $   1.03
                                =============================================

 Net income per common
    share - diluted              $  0.83      $   2.93          -    $   1.01
                                =============================================

Weighted average shares
    outstanding - basic          103,636        40,898     59,302     203,836
                                =============================================

Weighted averages shares
    outstanding - diluted        105,970        41,409     60,043     207,422
                                =============================================

The accompanying notes are an integral part of the unaudited pro forma combined condensed financial information.

       NATIONAL COMMERCE BANCORPORATION

UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
            YEAR ENDED DECEMBER 31, 1997
        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                  (4)         (2)         (3) (6)
                                                           Pro Forma     Pro Forma
                                   NCBC           CCB     Adjustments     Combined
                                 --------      --------   -----------    ---------
       Interest Income:

Loans                            $243,079      $442,618      $    -      $685,697
Securities:
Taxable                            98,268        90,229                   188,497
Non-Taxable                         8,038         4,840                    12,878
                                 --------       -------      ------      --------
                                  106,306        95,069           0       201,375
Other                               4,573        12,776                    17,349
                                 --------       -------      ------      --------
Total interest income             353,958       550,463           0       904,421

       Interest Expense:

Deposits                          126,741       229,600                   356,341
Borrowings                         55,410        20,499                    75,909
                                 --------       -------      ------      --------
Total interest expense            182,151       250,099           0       432,250
                                 --------       -------      ------      --------
Net interest income               171,807       300,364           0       472,171
Provision for loan losses          17,363        16,376                    33,739
                                 --------       -------      ------      --------
Net interest income
 after provision
 for loan losses                  154,444       283,988           0       438,432

        Other income:
Trust service income                9,284         8,415                    17,699
Service charges on deposits        17,673        44,937                    62,610
Other service charges and fees     13,069        16,450                    29,519
Broker/dealer revenue              13,115             -                    13,115
Investment securities
  gains (losses)                     (127)          480                       353
Other                              32,915        23,117                    56,032
                                 --------       -------      ------      --------
Total other income                 85,929        93,399           0       179,328
        Other Expenses:
Salaries and employee benefits     60,934       114,572                   175,506
Occupancy expense                  11,162        15,595                    26,757

Furniture and equipment expense     5,356        12,867                    18,223
Other                              54,129        83,164                   137,293
                                 --------       -------      ------      --------
Total other expenses              131,581       226,198           0       357,779
                                 --------       -------      ------      --------
Income before income taxes        108,792       151,189           0       259,981
Income taxes                       36,338        55,765                    92,103
                                 --------       -------      ------      --------
Net income                       $ 72,454       $95,424      $    -      $167,878
                                 ========       =======      ======      ========
 Net income per
  common share - basic           $   0.72       $  2.31                  $   0.83
                                 ========       =======      ======      ========
 Net income per
  common share - diluted         $   0.69       $  2.28                  $   0.81
                                 ========       =======      ======      ========
Weighted average
  shares outstanding - basic      101,083        41,438      60,085       202,606
                                 ========       =======      ======      ========
Weighted averages
  shares outstanding - diluted    104,454        41,947      60,823       207,224
                                 ========       =======      ======      ========

The accompanying notes are an integral part of the unaudited pro forma combined condensed financial information.

                         NOTES TO UNAUDITED PRO FORMA
                   COMBINED CONDENSED FINANCIAL INFORMATION

(1) The Unaudited Pro Forma Combined Condensed Financial Information presented herein is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consumated at the beginning of the earliest period presented, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The Unaudited Pro Forma Combined Condensed Financial Information should be read together with the historical consolidated financial statements and the related notes thereto of each NCBC and CCB incorporated by reference herein.

(2) It is assumed that the merger will be accounted for on a pooling-of-interests accounting basis, and accordingly, the related pro forma amounts are included using the exchange ratio of 2.45 shares of NCBC common stock for each share of CCB common stock. In addition, common stock and additional paid in capital include a reclassification adjustment to reflect the change in par value of outstanding shares of CCB to the $2.00 par value of NCBC common stock.

(3) Earning per share data has been computed based on the combined historical net income applicable to NCBC stockholders and CCB stockholders using the historical weighted average shares outstanding of NCBC common stock and the weighted average outstanding shares of CCB common stock, adjusted to equivalent shares of NCBC common stock for each of the periods presented.

(4) Certain reclassifications have been included to ensure consistent presentation.

(5) The Unaudited Pro Forma Combined Condensed Financial Information, with the exception of the Unaudited Pro Forma Combined Condensed Balance Sheet, does not include any material expenses related to the Merger. NCBC currently estimates pre-tax merger and integration and other nonrecurring merger related charges of approximately $110 million ($89.1 million net of taxes) will be recorded.

(6) NCBC expects to realize significant revenue enhancements and cost savings from the merger, primarily through the realization of certain operating efficiencies and reductions in systems, labor and administrative costs. The Unaudited Pro Forma Combined Condensed Financial Information, which does not reflect any revenue enhancements, direct costs or potential savings, is therefore not necessarily indicative of the results of future operations. There can be no assurance that anticipated revenue enhancements or cost savings will be achieved in the expected amounts or at the times anticipated.